UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 1, 2015

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan		49022-2692
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities At (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 1, 2015, Whirlpool Corporation (the “Company”) issued an announcement in the United Kingdom confirming that it has made an approach regarding a possible offer for AGA Rangemaster Group plc (“AGA”). The announcement was issued following an announcement issued by AGA. The Company explores acquisition opportunities from time to time that fit the Company’s criteria of strategic fit, shareholder value and a high degree of confidence to execute. At this time, the Company has not made a formal binding offer for AGA, and there can be no certainty that a formal binding offer will be made or as to the terms of any such offer. The Company undertakes no obligation to update these statements.

The information included in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2015	WHIRLPOOL CORPORATION

	By:	/s/ Bridget K. Quinn
Name: Bridget K. Quinn
Title: Corporate Secretary and Group Counsel